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                                                                     Exhibit 4.1


                       INCORPORATED UNDER THE LAWS OF THE
                          COMMONWEALTH OF PENNSYLVANIA



NUMBER                                                                 SHARES
SPECIMEN                                                               SPECIMEN


                                 ALKERMES, INC.
                   2002 Redeemable Convertible Preferred Stock

                             3,000 Shares Authorized
                                 $.01 Par Value


THIS CERTIFIES THAT         SPECIMEN              is the registered holder of
_______________________________________________________________ Shares of the
2002 Redeemable Convertible Exchangeable Preferred Stock of ALKERMES, INC. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______________ day of _______________________, A.D. _______.



____________________________________        ____________________________________
                           Secretary                     Chief Executive Officer

                                     [SEAL]



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              For Value Received, ____________________________ hereby sell,

assign and transfer unto _______________________________________________________

__________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint:

__________________________________________________________________ Attorney to

transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises:

Dated: ______________________

              In presence of ___________________________________________________

________________________________________________________________________________










NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.